Exhibit 10.16

GUARANTY AGREEMENT

ENTERED INTO by BONA VIDA, INC., a Delaware corporation (“Guarantor”), in favor of FRANKLIN SYNERGY BANK, a Tennessee banking corporation, its successors and assigns (“Lender”) this 8th day of April, 2019.

RECITALS:

1.          Guarantor desires to induce Lender to extend a loan to BETTER CHOICE COMPANY INC., a Delaware corporation (“Borrower”).

2.          One condition to Lender’s agreement to extend the loan to Borrower is that Guarantor must unconditionally guarantee the obligations of Borrower, without which Lender would not extend credit to Borrower.

3.          Guarantor acknowledges that it derives both a direct and indirect benefit from the credit extended to Borrower.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1       The following terms shall have the following meanings unless the context expressly requires otherwise:

(a)         “Borrower” has the meaning ascribed to that term in the recitals hereof.

(b)         “Collateral” means (i) any and all Property and things of value in or against which a deed of trust lien, mortgage lien, other lien, and/or security interest has been granted or may in the future be granted to secure to Lender repayment and performance of the Guaranteed Obligations; (ii) any and all Property and things of value now held or which may in the future be held by or for the benefit of Lender as security for or for application to the Guaranteed Obligations; and (iii) any and all Property and things of value assigned to or which may in the future be assigned to or for the benefit of Lender as security for or for application to the Guaranteed Obligations.

(c)         “Financial Statements” means (i) the financial statement or statements of Guarantor delivered with this Guaranty to Lender, and (ii) subsequent financial statements required to be provided pursuant to this Guaranty.

(d)         “Guaranteed Obligations” means the following: (i) obligations and indebtedness arising out of or in connection with that certain Promissory Note dated of even date herewith in the principal amount of SIX MILLION TWO HUNDRED AND NO/100 DOLLARS ($6,200,000.00) executed by Borrower to the order of Lender (the “Note”); (ii) (without duplication) obligations and indebtedness of Borrower arising out of that certain Loan Agreement dated of even date herewith executed by Borrower and Lender (the “Loan Agreement”) and the other Loan Documents (as defined in the Loan Agreement); (iii) all obligations of Borrower under any application and agreements for issuance of letters of credit, indemnity agreements, or reimbursement agreements executed by Borrower in favor of Lender in connection with the issuance by Lender of letters of credit on Grantor’s account and (iv) all amendments, modifications, extensions or increases in the indebtedness of, and in connection with, any of the foregoing.

(e)        “Guarantor” has the meaning ascribed to that term in the preamble hereof, and shall include without limitation: (i) Guarantor as debtor-in-possession or any trustee in any bankruptcy proceeding, and (ii) any trustee, receiver, custodian, conservator or other similar appointee over Guarantor or over his Property pursuant to any court proceeding of any kind.

(f)         “Guaranty” means this Guaranty Agreement, as it may be modified and amended from time to time hereafter.

(g)         “Lender” has the meaning ascribed to that term in the preamble hereof.

(h)         “Other Guarantor” means any and all Persons who now or in the future guarantee to Lender all or any portion of the Guaranteed Obligations.

(i)          “Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government, or any agency or political subdivision thereof, or any other form of entity.

(j)          “Property” or “Properties” means any interest in any kind of property or asset, whether real, personal, or mixed, or tangible or intangible.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

To induce Lender to accept this Guaranty and to cause Lender to extend credit from time to time to Borrower, Guarantor hereby represents and warrants to Lender the following:

Section 2.1          Binding Obligations.   This Guaranty is legal, valid and binding upon and against Guarantor, enforceable in accordance with its respective terms, subject to no defense, counterclaim, set-off, or objection of any kind.  Lender has taken no action nor has it failed to take any action that subjects Lender to any liability to Guarantor.

Section 2.2          No Legal Bar or Resultant Lien.   Guarantor’s execution, delivery and performance of this Guaranty does not constitute a default under, and will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree, or writ to which Guarantor is subject, or result in the creation or imposition of any lien upon any Properties of Guarantor.

Section 2.3          No Consent.   Guarantor’s execution, delivery, and performance of this Guaranty does not require the consent or approval of any other Person.

Section 2.4          Financial Condition.  The Financial Statements that have been delivered to Lender, present fairly the financial condition of Guarantor as of the date or dates and for the period or periods stated therein.  No material adverse change in the financial condition of Guarantor has occurred since the date of the most recent Financial Statements.

Section 2.5          Liabilities and Litigation.  Guarantor has no material liabilities (individually or in the aggregate) direct or contingent, except as referred to or reflected in the Financial Statements.  There is no litigation, legal or administrative proceeding, investigation, or other action of any nature pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor that involves the possibility of any judgment or liability not fully covered by insurance and that may materially and adversely affect the business or the Properties of Guarantor.

Section 2.6          Taxes; Governmental Charges.  Guarantor has filed or caused to be filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees, and other governmental charges levied upon it or upon any of its Properties or income, which are due and payable, including interest and penalties.

Section 2.7          Title, Etc.  Guarantor has good title to its Properties, free and clear of all liens except those referenced or reflected in the Financial Statements.

Section 2.8          No Default.  Guarantor is not in default in any respect that affects his business, Properties, operations, or condition, financial or otherwise, under any indenture, mortgage, deed of trust, credit agreement, note, agreement, or other contract to which Guarantor is a party or by which Guarantor or its Properties are bound.

Section 2.9          Solvency.  Guarantor is solvent as of the date hereof.  Guarantor is generally paying its debts as they mature and the fair value of Guarantor’s assets exceed the sum total of Guarantor’s liabilities.

Section 2.10        Existence.  The entity type of Guarantor is correctly described in the preamble hereof, and Guarantor is duly organized, legally existing and in good standing under the laws of the state of its organization, incorporation or formation as the case may be, which is described in the preamble hereof.  Guarantor has taken all action required by its organizational documents and applicable law to authorize the execution, delivery and performance of this Guaranty.

ARTICLE 3

COVENANTS AND AGREEMENTS

Section 3.1          Guarantee of Payment.

(a)         Guarantor hereby irrevocably and unconditionally guarantees to Lender the full and timely payment and performance of the Guaranteed Obligations.

(b)         All payments by Guarantor shall be paid in lawful money of the United States of America.

(c)         Each and every default in payment of the Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder by Lender as each cause of action arises.

(d)         Guarantor shall pay on demand to Lender all reasonable costs and expenses (including attorneys’ fees) incurred by Lender in the protection, interpretation, and enforcement of any of its rights or in the pursuance of any of its remedies in respect of the Guaranteed Obligations or this Guaranty.

Section 3.2          Obligations Continuing and Unconditional.  The obligations of Guarantor under this Guaranty are continuing, absolute and unconditional and shall remain in full force and effect until the entire principal of and interest and expenses on the Guaranteed Obligations shall have been paid in full and discharged, and such obligations shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event whatsoever, including, without limitation, any of the following, whether or not with notice to or the consent of Guarantor:

(a)         the invalidity, irregularity, illegality or unenforceability of, or any defect in, any instrument, document, agreement or contract evidencing or comprising the Guaranteed Obligations;

(b)         any present or future law or order of any government or of any agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations or any other obligation of the Borrower or any other obligor or to vary any terms of payment;

(c)         any claim of immunity or defense (other than full and final payment of the Guaranteed Obligations) on behalf of the Borrower or any other obligor;

(d)         the waiver, compromise, settlement, release or termination of any or all of the Guaranteed Obligations or the release of any Collateral or any Other Guarantor;

(e)         the failure to give notice to Guarantor of the occurrence of any event of default or breach of any of the Guaranteed Obligations or the breach of any provisions hereunder;

(f)         the extension of the time for payment of any principal of or interest or premium on any of the Guaranteed Obligations or of the time for performance of any other obligations, covenants or agreements under or arising out of the Guaranteed Obligations;

(g)        the modification or amendment (whether material or otherwise) of any obligation, instrument, contract, covenant or agreement set forth in, evidencing, or comprising any part of the Guaranteed Obligations;

(h)        the taking of, or the omission to take, any of the actions referred to in this Guaranty or in any of the instruments, documents, agreements, and contracts evidencing or comprising the Guaranteed Obligations;

(i)          any failure, omission or delay on the part of Lender or any other Person to enforce, assert or exercise any right, power or remedy conferred on Lender or such other Person in the Guaranty or the Guaranteed Obligations;

(j)          the voluntary or involuntary liquidation of, dissolution of, sale or other disposition of all or substantially all the assets of, cessation of business of, marshalling of assets and liabilities of, receivership of, financial decline of, insolvency of, bankruptcy of, assignment for the benefit of creditors of, reorganization of, arrangement of, composition with creditors or readjustment of, or other similar proceedings affecting, the Borrower or any of its subsidiaries or assets or any allegation or contest of the validity of the Guaranteed Obligations or this Guaranty, or the disaffirmance or attempted disaffirmance of the Guaranteed Obligations or this Guaranty, in any such proceedings;

(k)         the default or failure of Guarantor fully to perform any of its obligations set forth in this Guaranty;

(l)          the failure of any other Person to guarantee any or all of the Guaranteed Obligations;

(m)       the failure of Lender to take or perfect a lien, security interest, or any other interest in any Collateral, or the failure by Lender to give notice to Guarantor of any foreclosure or other sale of the Collateral by Lender;

(n)         the release by Lender of any Collateral or a determination by Lender not to assert a claim against or proceed against the Borrower, any Collateral or any Other Guarantor;

(o)        Lender’s compromise or settlement with or without release of any other Person liable for any of the Guaranteed Obligations;

(p)        Lender’s failure to file suit against Borrower (regardless whether Borrower is becoming insolvent, is believed to be about to leave the state, or any other circumstance);

(q)        Lender’s acceleration of any or all of the Guaranteed Obligations;

(r)         the renewal, extension, amendment, or increase in indebtedness of any of the Guaranteed Obligations;

(s)         Lender’s failure to exercise diligence in the collection of the Guaranteed Obligations; or

(t)          to the extent permitted by law, any event or action that would, in the absence of this paragraph, result in the release or discharge of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

Section 3.3          Waivers by Guarantor.

(a)         Guarantor hereby waives with respect to the Guaranteed Obligations and this Guaranty: diligence; presentment; demand of payment; filing of claims with a court in the event of bankruptcy of the Borrower or any other Person liable in respect of the Guaranteed Obligations; any right to require Lender to proceed first against the Borrower or any other Person; protest; notice of dishonor or nonpayment of any such liabilities; notice of the release of any Other Guarantor; notice of the release or sale of any Collateral; and any other notice and all demands whatsoever.  Guarantor hereby waives notice from Lender and the holders at any time or from time to time of the Guaranteed Obligations, of the issuance of the instruments evidencing the Guaranteed Obligations, and of acceptance of, or notice and proof of reliance on, the benefits of this Guaranty.

(b)        Guarantor hereby agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Borrower until payment in full of the Guaranteed Obligations.

(c)        The obligations of Guarantor hereunder shall not be discharged except by full and final payment and discharge of the Guaranteed Obligations.

Section 3.4          Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand or instituting collection proceedings upon the Guaranteed Obligations.  Guarantor’s liability for the Guaranteed Obligations is hereby declared to be primary, and not secondary, and each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.  Guarantor shall not be entitled to satisfy this Guaranty by contributing ratably with any Other Guarantor or otherwise paying less than the entire unpaid indebtedness comprising the Guaranteed Obligations.

Section 3.5          Subordination.  Guarantor agrees that any presently existing or hereafter arising loan or extension of credit made by Guarantor to Borrower and any other presently existing or hereafter arising obligation of Borrower to Guarantor shall be subordinate to the Guaranteed Obligations as to both payment and collection.  Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower or to allow any payment by Borrower on Guarantor’s behalf while any default, event of default, or breach exists with respect to the Guaranteed Obligations.  Guarantor agrees that in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form reasonably acceptable to Lender.  Guarantor agrees to pursue said claim with diligence.  The proceeds of such claim shall be delivered to Lender to the extent Guarantor owes any Lender amounts under this Guaranty.

Section 3.6          Statute of Limitations.  Guarantor acknowledges that the statute of limitations applicable to this Guaranty shall begin to run only upon Lender’s accrual of a cause of action against Guarantor hereunder caused by Guarantor’s refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again make demands upon Guarantor.

Section 3.7          Recovery of Avoided Payments.  If any amount applied by Lender to the Guaranteed Obligations is subsequently challenged by a bankruptcy trustee or debtor‑in‑possession or other Person as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may at its option and in its sole discretion, elect whether to contest such challenge.  If Lender contests the avoidance action, all costs of the proceeding, including Lender’s attorneys fees, will become part of the Guaranteed Obligations, and shall be due and payable by Guarantor on demand.  If the contested amount is successfully avoided, the avoided amount will become part of the Guaranteed Obligations hereunder and shall be due and payable by Guarantor on demand.  If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor in possession and the amount so advanced shall become part of the Guaranteed Obligations hereunder, and shall be due and payable by Guarantor on demand.  Guarantor’s obligation to reimburse Lender for amounts due under this section shall survive the purported cancellation hereof.

Section 3.8           Changes in Financial Condition.  Guarantor covenants to give Lender prompt written notice of the creation or discovery of any material contingent liability or the occurrence of any material adverse change in the financial condition of Guarantor.

ARTICLE 4

SETOFF RIGHTS

In order to further secure the payment of the Guaranteed Obligations, Guarantor hereby grants Lender a right to set off against all of Guarantor’s presently owned or hereafter acquired monies, securities, deposits, instruments (including certificates of deposit), and other Property presently or hereafter in the possession of Lender.  By maintaining any such accounts with Lender or placing Property in Lender’s possession, Guarantor acknowledges that Guarantor voluntarily subjects the Property to Lender’s rights hereunder.

ARTICLE 5

EVENTS REQUIRING GUARANTOR TO PERFORM

Section 5.1          Events.  Upon the occurrence of any of the following events, Guarantor immediately and without notice from Lender, shall pay to Lender an amount equal to all Guaranteed Obligations, and Lender shall be entitled to enforce the provisions hereof, and to exercise any other rights, powers, and remedies provided hereunder.  Upon the occurrence of any of the following events, Guarantor agrees that it shall pay to Lender an amount equal to all Guaranteed Obligations, regardless whether any of the Guaranteed Obligations themselves have been accelerated, are past due, or are in default:

(a)         Borrower breaches or an event of default occurs under or in connection with any of the Guaranteed Obligations or any of the instruments, documents, agreements or contracts evidencing the Guaranteed Obligations; or

(b)        Guarantor fails to perform or observe any agreement, covenant or provision contained in this Guaranty; or

(c)        Guarantor fails to make any payment due on any indebtedness owed to any Person or security of Guarantor (as “security” is defined for purposes of federal securities laws as amended) or any event shall occur or any condition shall exist in respect of any indebtedness owed to any Person or security of Guarantor, or under any agreement securing or relating to such indebtedness or security, the effect of which is to cause any holder of such indebtedness or other security or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness or security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

(d)        any warranty, representation or other statement by or on behalf of Guarantor contained in this Guaranty is false or misleading in any material respect; or

(e)        any final, non-appealable judgment is rendered against Guarantor which exceeds $10,000, and which is not satisfied or fully bonded against within thirty (30) days of the rendering thereof; or

(f)        Guarantor files a petition seeking relief under any provision of the United States Bankruptcy Code; or

(g)        the occurrence of any event that would permit Lender to accelerate all or any part of the Guaranteed Obligations, but acceleration thereof is prevented by law, court order, or otherwise; or

(h)        the dissolution of Guarantor.

Section 5.2          Remedies; Waiver, Etc.

(a)        No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity or by statute or by contract.

(b)        No delay or omission to exercise any right or power accruing upon the occurrence of any of the events specified in Section 5.01 hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

(c)        In the event any provision contained in this Guaranty should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

(d)        No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

ARTICLE 6

MISCELLANEOUS

Section 6.1          Survival.  All warranties, representations, and covenants made by Guarantor herein shall be deemed to have been relied upon by Lender and the holder(s) from time to time of the Guaranteed Obligations and shall survive the delivery to Lender of this Guaranty regardless of any investigation made by Lender or the holder(s) from time to time of the Guaranteed Obligations.

Section 6.2          Successors and Assigns.  This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, except that Guarantor shall not assign any rights or delegate any obligation hereunder without the prior written consent of Lender.  Any attempted assignment or delegation without the required prior consent shall be void.  The provisions of this Guaranty are intended to be for the benefit of Lender and any other holder or holders of the Guaranteed Obligations.  Guarantor acknowledges that the Guaranteed Obligations and this Guaranty may be assigned or sold by Lender to one or more third parties without the consent of Guarantor.

Section 6.3          No Partners; No Third Party Beneficiaries.  Nothing contained herein or in any related document shall be deemed to render either Lender a partner of Borrower or Guarantor for any purpose.  This Guaranty and any documents securing the Guaranteed Obligations have been executed for the sole benefit of Lender as an inducement to cause Lender to extend credit to Borrower, and neither Guarantor nor any other third party is authorized to rely upon Lender’s rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under any document.

Section 6.4          Notices.  All communications under or in connection with this Guaranty shall be in writing and shall be mailed by first class certified mail, postage prepaid, or otherwise sent by facsimile or other similar form of rapid transmission confirmed by mailing (in the manner stated above) a written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party.  All such communications shall be mailed, sent, or delivered as follows:

To Guarantor:	Bona Vida, Inc.
81 Prospect Street
Brooklyn, New York 11201
	Attention:	Damian Dalla-Longa
	Fax:	N/A

With a copy to:	Latham & Watkins LLP
885 Third Avenue
New York, New York 10022-4834
	Attention:	Erika L. Weinberg
	Fax:	(212) 751-4864

To Lender:	Franklin Synergy Bank
3325 West End Avenue
Nashville, Tennessee 37203
	Attention:	Melinda Bailey
	Fax:	(615) 515-8100

With a copy to:	Thompson Burton PLLC
6100 Tower Circle, Suite 200
Franklin, Tennessee 37067
	Attention:	J. Bryan Echols
	Fax:	(615) 807-3048

Any written communication mailed shall also be faxed to the fax number shown above and shall be deemed delivered upon the earlier of: (a) receipt of a confirmation that the fax was received, or (b) three days after being deposited in the U.S. Mail, first-class postage prepaid, to the address shown above.

Section 6.5          Partial Invalidity.  The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty or any part thereof.

Section 6.6          Indulgence Not Waiver.  Lender’s indulgence in the existence of a default hereunder or any other departure in from the terms of this Guaranty shall not prejudice Lender’s rights to make demand and recover from Guarantor.

Section 6.7          Amendment and Waiver in Writing.  No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

Section 6.8        Entire Agreement; No Oral Representations Limiting Enforcement.  This Guaranty represents the entire agreement between the parties concerning the liability of Guarantor for the Guaranteed Obligations, and any previously made oral statements regarding Guarantor’s liability for the Guaranteed Obligations are merged herein.  Without limiting the foregoing, Guarantor acknowledges that Lender has made no oral statements to Guarantor that could be construed as a waiver of Lender’s right to enforce this Guaranty by all available legal means.

Section 6.9         Costs of Collection Against Guarantor.  Guarantor agrees to pay on demand all reasonable costs of collection, including, without limitation, court costs, attorney’s fees and compensation for time spent by Lender’s employees, that Lender may incur in enforcing the terms of this Guaranty or that may be incurred in any legal proceeding brought to construe, enforce, or apply this Guaranty.

Section 6.10        Cumulative Remedies.  The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

Section 6.11        Applicable Law.  The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Guaranteed Obligations shall be determined according to the laws of Tennessee.

Section 6.12        Gender and Number.  Words used herein indicating gender or number shall be read as context may require.

Section 6.13        Captions Not Controlling.  Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

Section 6.14        Cancellation by Lender.  Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering the original of this Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating “Cancelled in Full As To All Guaranteed Obligations.”  However, the purported cancellation hereof and release of Guarantor shall not impair Guarantor’s continuing liability for (i) any amount of principal, interest, or expenses that was mistakenly omitted by Lender in calculating the final payment due under the Guaranteed Obligations, if the release of Guarantor was based upon Lender’s belief that it had been paid in full, (ii) liability for avoided payments and expenses related thereto set forth in Section 3.7 hereto, and (iii) any surviving liability of Borrower to reimburse Lender or to indemnify Lender for any amounts whatsoever.  Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preference or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Guaranteed Obligations.

Section 6.15        No Marshaling of Assets.  Lender may proceed against any Collateral and against parties liable therefore in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshal assets.  The benefit of any rule of law or equity to the contrary is hereby expressly waived.

Section 6.16        Bankruptcy, Etc.  Without limitation, Guarantor’s obligations hereunder shall not be affected by: (a) the filing of a petition in bankruptcy by or against Borrower under 11 U.S.C. § 101, et seq., or the appointment of a trustee, receiver, custodian, conservator, or other similar appointment over Borrower or any of Borrower’s assets, whether under 11 U.S.C. § 101, et seq. or other statutory, administrative, or other laws, rules, or regulations; (b) any order, ruling, or action taken (by Lender, Borrower, or others) in any bankruptcy case initiated by or against Borrower or in any receivership, conservatorship, or other similar estate.  Lender may in its discretion modify any of the terms of the Guaranteed Obligations with any successor or assignee of the Borrower or its Property including a debtor in possession or trustee in bankruptcy, receiver, custodian, conservator, or similar Person, without affecting Guarantor’s obligations hereunder.  Any such debtor-in-possession, trustee, receiver, custodian, conservator, or other similarly appointed Person shall be deemed to be authorized to act on behalf of Borrower, and Guarantor authorizes Lender to deal with any such Person as if that Person were the Borrower for purposes of this Guaranty.

Section 6.17        Jury Trial Waiver.  GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS AND THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY OR ANY RELATIONSHIP BETWEEN LENDER AND GUARANTOR.  GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 6.18        Consent to Jurisdiction and Venue.  GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE AND OF ALL TENNESSEE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, FOR THE PURPOSE OF ANY LITIGATION TO WHICH LENDER MAY BE A PARTY AND WHICH CONCERNS THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, UNLESS LENDER AGREES TO THE CONTRARY IN WRITING.

Section 6.19        Waiver of Certain Damages.  IN ANY ACTION TO ENFORCE GUARANTY, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

Section 6.20        Guarantor’s Independent Decision.  Guarantor delivers this Guaranty based solely on its own independent investigation and determination, and Guarantor has not relied on any statement or representation of Lender or its agents with respect to any matter whatsoever.  Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning the Guaranteed Obligations and the Borrower.

Section 6.21        Financial Statements.  As soon as available, and in any event within thirty (30) days after the last Internal Revenue Service deadline for tax filing for the preceding fiscal year of Guarantor Borrower shall cause Lender to receive true, complete and accurate personal annual financial statements and tax returns of Guarantor, certified as true and correct by Guarantor.

[SIGNATURE APPEARS ON FOLLOWING PAGE]

ENTERED INTO the date first set forth above.

GUARANTOR:

BONA VIDA, INC., a Delaware corporation

By:

Print Name: Damian Dalla-Longa

Title: Co-CEO

STATE OF NEW YORK	)

COUNTY OF NEW YORK	)

Before me, Olivia Savannah Logan, a Notary Public of said County and State, personally appeared Damian Dalla-Longa, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Co-CEO (or other officer authorized to execute the instrument) of BONA VIDA, INC., the within named bargain or, a Delaware corporation, and that he as such Co-CEO, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as its Co-CEO.

Witness my hand and seal, at Office,  New York, New York, this 8th in day of May 2019.

Notary Public
My Commission Expires: November 13, 2021

[SIGNATURE PAGE – GUARANTY AGREEMENT]